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                                                                    EXHIBIT 23.2

                                  CONSENTS OF

           INDEPENDENT PUBLIC ACCOUNTANTS FOR TENNECO AUTOMOTIVE INC.

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 24, 2000, included in Tenneco Automotive Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.

                                          ARTHUR ANDERSEN LLP
Chicago, Illinois
March 28, 2000